Exhibit 99.47


                             Hexcel Corporation

                             Lock-Up Agreement

                                                               December 3, 2004

Goldman, Sachs & Co.
Credit Suisse First Boston LLC
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

        Re:    Hexcel Corporation - Lock-Up Agreement
               --------------------------------------

Ladies and Gentlemen:

          The undersigned understands that you, as representatives (the "Representatives"), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with Hexcel Corporation, a Delaware corporation (the "Company") and certain stockholders (the "Selling Stockholders"), providing for a public offering of the Common Stock of the Company (the "Shares") owned by the Selling Stockholders pursuant to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission (the "SEC").

          In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the final prospectus covering the public offering of the Shares (the "Lock-Up Period"), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares").

          The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

          Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of the Representatives on behalf of the Underwriters. In addition, the Undersigned may exercise securities convertible into shares of Common Stock of the Company as of the date of the Underwriting Agreement, it being understood that any shares of Common Stock acquired by the Undersigned in connection with such exercise or conversion shall be subject to this Lock-Up Agreement. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation or other entity, the undersigned may transfer the capital stock of the Company to any wholly-owned subsidiary or other affiliate of the undersigned; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii), or (iii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever except with respect to the applicable Ciba Pledge Agreement (as defined in the Underwriting Agreement). The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

          Notwithstanding anything herein to the contrary, Goldman, Sachs & Co. and its affiliates (other than the Undersigned) may engage in brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, principal investing and other similar activities conducted in the ordinary course of their or their affiliates' business.

          The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns. This Lock-Up Agreement shall automatically terminate and will be of no further force and effect upon the occurrence of either of the following: (i) if a final prospectus relating to the public offering of Shares dated on or before January 1, 2005 has not been filed or disseminated by such date or (ii) if the final prospectus covering the public offering of the Shares is dated on or before January 1, 2005 and the Underwriting Agreement has been executed, then if the Underwriting Agreement is terminated at any time prior to the expiration of the Lock-Up Period.

                                          Very truly yours,

                                          LXH, L.L.C.

                                          By:  GS Capital Partners 2000, L.P.,
                                                its Managing Member

                                          By:  GS Advisors 2000, L.L.C.,
                                                 its General Partner

                                          -----------------------------------
                                          Exact Name of Shareholder

                                          /s/ John E. Bowman
                                          -----------------------------------
                                          Authorized Signature

                                          Vice President
                                          -----------------------------------
                                          Title

          The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns. This Lock-Up Agreement shall automatically terminate and will be of no further force and effect upon the occurrence of either of the following: (i) if a final prospectus relating to the public offering of Shares dated on or before January 1, 2005 has not been filed or disseminated by such date or (ii) if the final prospectus covering the public offering of the Shares is dated on or before January 1, 2005 and the Underwriting Agreement has been executed, then if the Underwriting Agreement is terminated at any time prior to the expiration of the Lock-Up Period.

                                          Very truly yours,

                                          LXH II, L.L.C.

                                          By:  GS Capital Partners 2000
                                                Offshore, L.P.,
                                                its Managing Member

                                          By:  GS Advisors 2000, L.L.C.,
                                                its General Partner

                                          -----------------------------------
                                          Exact Name of Shareholder

                                          /s/ John E. Bowman
                                          -----------------------------------
                                          Authorized Signature

                                          Vice President
                                          -----------------------------------
                                          Title

          The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns. This Lock-Up Agreement shall automatically terminate and will be of no further force and effect upon the occurrence of either of the following: (i) if a final prospectus relating to the public offering of Shares dated on or before January 1, 2005 has not been filed or disseminated by such date or (ii) if the final prospectus covering the public offering of the Shares is dated on or before January 1, 2005 and the Underwriting Agreement has been executed, then if the Underwriting Agreement is terminated at any time prior to the expiration of the Lock-Up Period.

                                          Very truly yours,

                                          GS Capital Partners 2000, L.P.

                                          By:  GS Advisors 2000, L.L.C.,
                                                its General Partner

                                          -----------------------------------
                                          Exact Name of Shareholder

                                          /s/ John E. Bowman
                                          -----------------------------------
                                          Authorized Signature

                                          Vice President
                                          -----------------------------------
                                          Title

          The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns. This Lock-Up Agreement shall automatically terminate and will be of no further force and effect upon the occurrence of either of the following: (i) if a final prospectus relating to the public offering of Shares dated on or before January 1, 2005 has not been filed or disseminated by such date or (ii) if the final prospectus covering the public offering of the Shares is dated on or before January 1, 2005 and the Underwriting Agreement has been executed, then if the Underwriting Agreement is terminated at any time prior to the expiration of the Lock-Up Period.

                                          Very truly yours,

                                          GS Capital Partners 2000
                                            Offshore, L.P.

                                          By:  GS Advisors 2000, L.L.C.,
                                                its General Partner

                                          -----------------------------------
                                          Exact Name of Shareholder

                                          /s/ John E. Bowman
                                          -----------------------------------
                                          Authorized Signature

                                          Vice President
                                          -----------------------------------
                                          Title

          The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns. This Lock-Up Agreement shall automatically terminate and will be of no further force and effect upon the occurrence of either of the following: (i) if a final prospectus relating to the public offering of Shares dated on or before January 1, 2005 has not been filed or disseminated by such date or (ii) if the final prospectus covering the public offering of the Shares is dated on or before January 1, 2005 and the Underwriting Agreement has been executed, then if the Underwriting Agreement is terminated at any time prior to the expiration of the Lock-Up Period.

                                          Very truly yours,

                                          GS Capital Partners 2000 GmbH & Co.
                                          Beteiligungs KG

                                          By:  Goldman Sachs Management GP GmbH,
                                                 its General Partner
                                          -----------------------------------
                                          Exact Name of Shareholder

                                          /s/ John E. Bowman
                                          -----------------------------------
                                          Authorized Signature

                                          Managing Director
                                          -----------------------------------
                                          Title

          The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns. This Lock-Up Agreement shall automatically terminate and will be of no further force and effect upon the occurrence of either of the following: (i) if a final prospectus relating to the public offering of Shares dated on or before January 1, 2005 has not been filed or disseminated by such date or (ii) if the final prospectus covering the public offering of the Shares is dated on or before January 1, 2005 and the Underwriting Agreement has been executed, then if the Underwriting Agreement is terminated at any time prior to the expiration of the Lock-Up Period.

                                          Very truly yours,

                                          GS Capital Partners 2000 Employee
                                          Fund, L.P.

                                          By:  GS Employee Funds 2000 GP,
                                                L.L.C.,
                                                its General Partner

                                          -----------------------------------
                                          Exact Name of Shareholder

                                          /s/ John E. Bowman
                                          -----------------------------------
                                          Authorized Signature

                                          Vice President
                                          -----------------------------------
                                          Title

          The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns. This Lock-Up Agreement shall automatically terminate and will be of no further force and effect upon the occurrence of either of the following: (i) if a final prospectus relating to the public offering of Shares dated on or before January 1, 2005 has not been filed or disseminated by such date or (ii) if the final prospectus covering the public offering of the Shares is dated on or before January 1, 2005 and the Underwriting Agreement has been executed, then if the Underwriting Agreement is terminated at any time prior to the expiration of the Lock-Up Period.

                                                Very truly yours,

                                                Stone Street Fund 2000, L.P.

                                                By:  Stone Street 2000, L.L.C.,
                                                       its General Partner

                                                -------------------------------
                                                Exact Name of Shareholder

                                                /s/ John E. Bowman
                                                ------------------------------
                                                Authorized Signature

                                                Vice President
                                                ------------------------------
                                                Title